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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2002
ANGELO AND MAXIE'S, INC. (Exact name of registrant as specified in its charter)
Delaware	1-9684	33-0147725
(State of other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
640 North LaSalle, Suite 295, Chicago, Illinois		60610
(Address of principal executive offices)		(Zip code)
Registrant's telephone number, including area code		(312) 266-1100
(Former name or former address, if changed since last report.)

        This Amendment No. 1 on Form 8-K/A hereby amends Item 7 of the Current Report on Form 8-K filed on August 14, 2002 by the Registrant, Angelo and Maxie's, Inc., formerly known as Chart House Enterprises, Inc. (the "Company"), relating to the sale of its 38 Chart House restaurants and one Peohe's restaurant (the "Chart House Business") to Landry's Restaurants, Inc. ("Purchaser") (collectively, the "Asset Sale"). The Company is filing this Amendment No. 1 to include the required pro forma financial information.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  b)
  Pro Forma Financial Information.

    The following Pro Forma Financial Information is included on pages P-1 through P-4 of this Current Report on Form 8-K:

    Pro Forma Consolidated Balance Sheet as of July 1, 2002 (Unaudited)
    Pro Forma Consolidated Statement of Operations for the Twenty-Six Weeks Ended July 1, 2002 (Unaudited)
    Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2001 (Unaudited)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANGELO AND MAXIES, INC.
Date: October 11, 2002	By:	/s/ EMANUEL N. HILARIO Emanuel N. Hilario Chief Financial Officer

2

PRO FORMA FINANCIAL INFORMATION

        The following unaudited pro forma consolidated balance sheet as of July 1, 2002, the unaudited pro forma consolidated statement of operations for the twenty-six weeks then ended, and the unaudited pro forma consolidated statement of operations for the fiscal year ended December 31, 2001, illustrate (i) the effect of the Asset Sale as if it had been consummated on July 1, 2002 for the unaudited pro forma consolidated balance sheet, including use of proceeds, and (ii) the effect of the Asset Sale as if it had been consummated on December 26, 2000 for the unaudited pro forma consolidated statements of operations for the twenty-six weeks ended July 1, 2002 and the fiscal year ended December 31, 2001. The loss on Asset Sale, including related severance and transaction costs, has been eliminated from the unaudited pro forma consolidated statements of operations.

        The unaudited pro forma consolidated financial information is presented for informational purposes only and is not intended to be indicative of actual consolidated results of operations or consolidated financial position that would have been achieved had the Asset Sale been consummated as of the date indicated above nor does it purport to indicate results which may be attained in the future.

        The unaudited pro forma consolidated financial information should be read in conjunction with the related notes and with the historical consolidated financial statements of the Registrant, including the notes thereto, which are included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, filed with the Securities and Exchange Commission ("SEC") on March 26, 2002, and its Quarterly Report on Form 10-Q for the quarterly period ended July 1, 2002, filed with the SEC on August 15, 2002.

ANGELO AND MAXIE'S, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JULY 1, 2002
(Unaudited, in thousands)

	Historical	Asset Sale		Use of Proceeds		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$40	$52,108		$(40,920)		$11,228
Accounts receivable	253	—		—		253
Inventories	456	—		—		456
Prepaid expenses and other current assets	540	—		—		540
Assets held for disposal	57,046	(55,256)		(1,790	)(d)	—

Total current assets	58,335	(3,148)		(42,710)		12,477

Equipment and improvements, net	15,085	—		—		15,085
Leased property under capital leases, net	1,681	—		—		1,681
Other assets, including net intangible assets	4,547	—		—		4,547

Total assets	79,648	(3,148)		(42,710)		33,790

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term obligations	24,790	—		(24,550	)(b)	240
Debt to related parties	6,479	—		(6,479	)(b)	—
Accounts payable	899	—		(176	)(b)	723
Accrued liabilities	9,503	—		(1,646	)(c)	7,857
Liabilities of discontinued operations	13,007	(3,148	)(a)	(9,859	)(d)	—

Total current liabilities	54,678	(3,148)		(42,710)		8,820

Long-term obligations under capital leases (excluding current portion)	2,712	—		—		2,712

Stockholders' equity:
Preferred stock	4,169	—		—		4,169
Common stock	20	—		—		20
Additional paid-in capital	65,442	—		—		65,442
Retained deficit	(47,373)	—		—		(47,373)

Total stockholders' equity	22,258	—		—		22,258

Total liabilities and stockholders' equity	$79,648	$(3,148)		$(42,710)		$33,790

a)
Liabilities assumed by Purchaser, including gift certificate/gift card/frequent diner liabilities, accrued vacation of employees transferred to Purchaser, and customer deposits of the Chart House Business.

b)
All outstanding bank and related party debts of the Company, including related accrued interest, were repaid in full with proceeds from the Asset Sale.

c)
Accrued severance costs related to the Asset Sale are assumed to have been paid in full with proceeds from the Asset Sale.

d)
Accounts payable and accrued liabilities of Chart House Business that were not assumed by the Purchaser are assumed to have been paid in full with the proceeds from the Asset Sale and $1,790 of cash collected by the Company from Chart House Business accounts receivable, which were excluded as transferred assets in the Asset Sale. Liabilities of discontinued operations include accrued transaction costs ($1,678), including, but not limited to, investment banking and legal fees due to the Asset Sale.

ANGELO AND MAXIE'S, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
TWENTY-SIX WEEKS ENDED JULY 1, 2002
(In thousands, except per share data)
(Unaudited)

	Historical	Discontinued Operations	Adjustments		Pro Forma
Revenues	$14,056	$—	$—		$14,056

Operating costs and expenses:
Cost of sales	5,003	—	—		5,003
Restaurant labor	3,360	—	—		3,360
Other operating costs	2,774	—	—		2,774
Rent	956	—	—		956

Total restaurant costs	12,093	—	—		12,093
Selling, general and administrative expenses	318	—	—		318
Depreciation and amortization	881	—	—		881
Impairment of assets and restructuring charges	7,061	—	(1,660	)(a)	5,401
Loss on disposal of assets	2	—	—		2

Total restaurant and operating costs	20,355	—	(1,660)		18,695

(Loss) income from continuing operations	(6,299)	—	1,660		(4,639)
Interest expense, net	2,037	—	(1,896	)(b)	141

(Loss) income from continuing operations before income taxes	(8,336)	—	3,556		(4,780)
Provision for income taxes	—	—	—		—

(Loss) income from continuing operations	(8,336)	—	3,556		(4,780)
Discontinued operations:
Income (loss) from operations	951	(951)	—		—
Provision for loss on sale	(3,681)	—	3,681	(c)	—

(Loss) income from discontinued operations	(2,730)	(951)	3,681		—

Net (loss) income	$(11,066)	$(951)	$7,237		$(4,780)
Preferred dividends	447	—	—		447

Net (loss) income available to common shares from continuing operations	$(11,513)	$(951)	$7,237		$(5,227)

Net loss per common share—Basic and diluted:
Continuing operations	$(4.44)				$(2.64)
Discontinued operations	(1.38)				—

	$(5.82)				$(2.64)

Weighted-average shares outstanding	1,978				1,978

a)
Severance costs associated with the sale of Chart House Business.

b)
Interest related to bank and related party debts eliminated as proceeds from Asset Sale are assumed to have been received prior to the period presented.

c)
Loss on sale of Chart House Business includes transaction costs ($1,850), including, but not limited to, investment banking and legal fees.

ANGELO AND MAXIE'S, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FISCAL YEAR ENDED DECEMBER 31, 2001
(In thousands, except per share data)
(Unaudited)

	Historical	Unaudited Statement of Operations for Chart House Business	Adjustments		Pro Forma
Revenues	$150,871	$121,108	$—		$29,763

Operating costs and expenses:
Cost of sales	47,695	36,676	—		11,019
Restaurant labor	42,603	34,418	—		8,185
Other operating costs	33,842	28,162	—		5,680
Rent	9,949	7,300	—		2,649

Total restaurant costs	134,089	106,556	—		27,533
Selling, general and administrative expenses	11,245	10,273	—		972
Depreciation and amortization	7,753	5,226	—		2,527
Pre-opening costs	597	—	—		597
Impairment of assets and restructuring charges	5,699	—	—		5,699
Loss on disposal of assets	1,101	—	—		1,101

Total restaurant and operating costs	160,484	122,055	—		38,429

Loss from operations	(9,613)	(947)	—		(8,666)
Interest expense, net	4,958	—	(4,654	)(a)	304
Other income	(900)	—	—		(900)

(Loss) income from operations before income taxes and extraordinary item	(13,671)	(947)	4,654		(8,070)
Provision for income taxes	5,380	—	—		5,380

(Loss) income from operations before extraordinary item	(19,051)	(947)	4,654		(13,450)
Extraordinary item, material modification of debt	942	—	(942	)(a)	—

Net (loss) income	$(19,993)	$(947)	$5,596		$(13,450)
Preferred dividends	434	—	—		434

Net (loss) income available to common shares from continuing operations	$(20,427)	$(947)	$5,596		$(13,884)

Net loss per common share—Basic and diluted:
Operations	$(9.89)				$(7.05)
Extraordinary item	(0.48)				—

	$(10.37)				$(7.05)

Weighted-average shares outstanding	1,970				1,970

a)
Interest and fees related to bank and related party debts eliminated as proceeds from Asset Sale are assumed to have been received at the beginning of the period presented.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  SIGNATURES
  PRO FORMA FINANCIAL INFORMATION
ANGELO AND MAXIE'S, INC. AND SUBSIDIARIES PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JULY 1, 2002 (Unaudited, in thousands)
ANGELO AND MAXIE'S, INC. AND SUBSIDIARIES PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS TWENTY-SIX WEEKS ENDED JULY 1, 2002 (In thousands, except per share data) (Unaudited)
ANGELO AND MAXIE'S, INC. AND SUBSIDIARIES PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FISCAL YEAR ENDED DECEMBER 31, 2001 (In thousands, except per share data) (Unaudited)